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                                                                 EXHIBIT (a)(14)

                               AMENDMENT NO. 13
                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST



     This AMENDMENT NO. 13 dated the 3rd day of February, 2000 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

     WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

     WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

     WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series.   Without limiting the
     authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 54 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt
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     California Portfolio, Goldman Sachs-Financial Square Prime Obligations
     Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:    Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                   Global Income Fund, Goldman Sachs Government Income Fund,
                   Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield
                   Fund, Goldman Sachs Short Duration Government Fund, Goldman
                   Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed
                   Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman
                   Sachs Balanced Fund, Goldman Sachs CORE U.S. Equity Fund,
                   Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
                   International Equity Fund, Goldman Sachs CORE Large Cap
                   Growth Fund, Goldman Sachs Growth and Income Fund, Goldman
                   Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund,
                   Goldman Sachs Small Cap Value Fund, Goldman Sachs
                   International Equity Fund, Goldman Sachs Emerging Markets
                   Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs
                   Real Estate Securities Fund, Goldman Sachs International
                   Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman
                   Sachs European Equity Fund, Goldman Sachs CORE Large Cap
                   Value Fund, Goldman Sachs Strategic Growth Fund, Goldman
                   Sachs Growth Opportunities Fund, Goldman Sachs Internet
                   Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman
                   Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Growth
                   Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy
                   Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman
                   Sachs Growth and Income Strategy Portfolio, Goldman Sachs
                   Conservative Strategy Portfolio.

Class B Shares     Goldman Sachs Global Income Fund, Goldman Sachs Government
                   Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                   Sachs High Yield Fund, Goldman Sachs Short Duration
                   Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                   Goldman Sachs Core Fixed Income Fund, Goldman Sachs High
                   Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman
                   Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap
                   Equity Fund, Goldman Sachs CORE International Equity Fund,
                   Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs
                   Growth and Income Fund, Goldman Sachs Mid Cap Value Fund,
                   Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap
                   Value Fund, Goldman Sachs International Equity Fund, Goldman
                   Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth
                   Fund, Goldman Sachs International Small Cap Fund, Goldman
                   Sachs Japanese Equity Fund, Goldman Sachs CORE Large Cap
                   Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman
                   Sachs Strategic Growth Fund, Goldman Sachs Internet
                   Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman
                   Sachs CORE Tax-Managed Equity Fund, Institutional Liquid
                   Assets Prime Obligations Portfolio, Goldman Sachs Real Estate
                   Securities Fund, Goldman Sachs European Equity Fund, Goldman
                   Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive
                   Growth Strategy Portfolio, Goldman Sachs Balanced Strategy
                   Portfolio, Goldman Sachs Growth and Income Strategy
                   Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Class C Shares     Goldman Sachs Global Income Fund, Goldman Sachs Government
                   Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                   Sachs High Yield Fund, Goldman Sachs Short
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                       Duration Government Fund, Goldman Sachs Short Duration
                       Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Institutional Shares:  Goldman Sachs Adjustable Rate Government Fund, Goldman
                       Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Service Shares:        Goldman Sachs Adjustable Rate Government Fund, Goldman
                       Sachs Short Duration Government Fund, Goldman Sachs Short
                       Duration Tax-Free Fund, Goldman Sachs Government Income
                       Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs
                       Core Fixed Income Fund, Goldman Sachs High Yield
                       Municipal Fund, Goldman Sachs Global Income Fund, Goldman
                       Sachs High Yield Fund, Goldman Sachs Balanced Fund,
                       Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital
                       Growth Fund, Goldman Sachs CORE
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                        U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth
                        Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Administration Shares:  Goldman Sachs-Financial Square Prime Obligations Fund,
                        Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred

Administration Shares:  Goldman Sachs-Financial Square Prime Obligations Fund,
                        Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Cash Management

Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio.

Select Shares:     Goldman Sachs-Financial Square Prime Obligations Fund,
                   Goldman Sachs-Financial Square Government Fund, Goldman
                   Sachs-Financial Square Treasury Obligations Fund, Goldman
                   Sachs-Financial Square Money Market Fund, Goldman Sachs-
                   Financial Square Premium Money Market Fund, Goldman Sachs-
                   Financial Square Municipal Money Market Fund, Goldman Sachs-
                   Financial Square Tax-Free Money Market Fund, Goldman Sachs-
                   Financial Square Federal Fund and Goldman Sachs-Financial
                   Square Treasury Instruments Fund .

     All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

                        /s/ Ashok N. Bakhru
                        -----------------------------------
                        Ashok N. Bakhru,
                        as Trustee and not individually


                        /s/ David B. Ford
                        -----------------------------------
                        David B. Ford,
                        as Trustee and not individually

                        /s/ Douglas Grip
                        -----------------------------------
                        Douglas Grip,
                        as Trustee and not individually


                        /s/ John P. McNulty
                        -----------------------------------
                        John P. McNulty,
                        as Trustee and not individually,


                        /s/ Mary P. McPherson
                        -----------------------------------
                        Mary P. McPherson
                        as Trustee and not individually,


                        /s/ Alan A. Shuch
                        -----------------------------------
                        Alan A. Shuch
                        as Trustee and not individually,

                        /s/ Jackson W. Smart, Jr.
                        ----------------------------------------
                        Jackson W. Smart, Jr.
                        as Trustee and not individually,



                        /s/ William H. Springer
                        ----------------------------------------
                        William H. Springer
                        as Trustee and not individually,



                        /s/ Richard P. Strubel
                        ----------------------------------------
                        Richard P. Strubel
                        as Trustee and not individually,